SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2017

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

(408) 540-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2017, Netflix, Inc. (the “Company”) held its annual meeting of stockholders in Los Gatos, California (“Annual Meeting”). As of April 10, 2017, the Company’s record date, there were a total of 431,004,439 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 387,103,194 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	The election of three Class III directors to hold office until the 2020 Annual Meeting of Stockholders;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;

3.	Advisory approval of the Company’s executive officer compensation;

4.	Advisory approval of the frequency of votes on the Company’s executive officer compensation;

5.	A stockholder proposal regarding proxy access;

6.	A stockholder proposal regarding an annual sustainability report;

7.	A stockholder proposal regarding an emissions report;

8.	A stockholder proposal regarding electing each director annually;

9.	A stockholder proposal regarding simple majority vote; and

10.	A stockholder proposal to amend Section 3.3 of the bylaws to majority vote.

For more information about the foregoing proposals, see the Company’s definitive proxy statement dated April 24, 2017.

The number of votes cast, as applicable, for, against and withheld, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Reed Hastings	224,221,233	94,199,916	68,682,045

Nominee	For	Withheld	Broker Non-Votes
Jay Hoag	163,745,433	154,675,716	68,682,045

Nominee	For	Withheld	Broker Non-Votes
A. George (Skip) Battle	200,274,878	118,146,271	68,682,045

Based on the votes set forth above, the director nominees were duly elected.

2. The Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2017

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 received the following votes:

For	Against	Abstain	Broker Non-Votes
374,565,822	7,153,464	5,383,908	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was duly ratified.

3. Advisory Approval of the Company’s Executive Officer Compensation

The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
304,096,624	13,470,865	853,660	68,682,045

Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.

4. Advisory Approval of the Frequency of Votes on the Company’s Executive Officer Compensation

The proposal to receive a non-binding advisory vote on the frequency of votes on the Company’s executive officer compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
291,780,672	481,750	24,535,748	1,622,979	68,682,045

Based on the votes set forth above, the stockholders advised that they were in favor of receiving a non-binding advisory vote on the Company’s executive officer compensation every one year.

5. Stockholder Proposal Regarding Proxy Access

The non-binding proposal from a stockholder to adopt a proxy access bylaw received the following votes:

For	Against	Abstain	Broker Non-Votes
171,084,553	145,046,282	2,290,314	68,682,045

Based on the votes set forth above, the non-binding proposal from a stockholder to adopt a proxy access bylaw was duly approved.

6. Stockholder Proposal Regarding An Annual Sustainability Report

The non-binding proposal from a stockholder for an annual sustainability report received the following votes:

For	Against	Abstain	Broker Non-Votes
92,829,040	222,147,212	3,444,897	68,682,045

Based on the votes set forth above, the non-binding proposal from a stockholder for an annual sustainability report was not approved.

7. Stockholder Proposal Regarding An Emissions Report

The non-binding proposal from a stockholder for an emissions report received the following votes:

For	Against	Abstain	Broker Non-Votes
49,834,786	264,968,689	3,617,674	68,682,045

Based on the votes set forth above, the non-binding proposal from a stockholder for an emissions report was not approved.

8. Stockholder Proposal Regarding Electing Each Director Annually

The non-binding proposal from a stockholder to elect each director annually received the following votes:

For	Against	Abstain	Broker Non-Votes
199,100,183	117,504,579	1,816,387	68,682,045

Based on the votes set forth above, the non-binding proposal from a stockholder to elect each director annually was duly approved.

9. Stockholder Proposal Regarding Simple Majority Vote

The non-binding proposal from a stockholder for simple majority vote received the following votes:

For	Against	Abstain	Broker Non-Votes
200,478,339	116,029,813	1,912,997	68,682,045

Based on the votes set forth above, the non-binding proposal from a stockholder for simple majority vote was duly approved.

10. Stockholder Proposal to Amend Section 3.3 of the Bylaws to Majority Vote

The binding proposal from a stockholder to amend Section 3.3 of the bylaws to majority vote received the following votes:

For	Against	Abstain	Broker Non-Votes
204,501,944	111,912,833	2,006,372	68,682,045

Based on the votes set forth above, the binding proposal from a stockholder to amend Section 3.3 of the bylaws to majority vote failed to receive the requisite affirmative vote of at least 66 2/3% of the outstanding shares of Common Stock and, therefore, was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 9, 2017

/s/ David Hyman
David Hyman
General Counsel and Secretary